UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 20, 2007

INTERNET ACQUISITION GROUP, INC.

(Exact name of registrant as specified in its charter)

California	333-122563	20-0624181
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

302 Creekside Ct. E. Huntertown, Indiana	46748
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (260) 385-0338

Copies of Communications to:

Stoecklein Law Group

402 West Broadway, Suite 400

San Diego, CA 92101

(619) 595-4882

Fax (619) 595-4883

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events

On February 20, 2007, the Registrant issued a press release announcing increased revenues for first quarter of 2007. A copy of the press release is attached hereto as Exhibit 99.1.

On February 27, 2007, the Registrant issued a press release announcing its expanding client base. A copy of the press release is attached hereto as Exhibit 99.2

On March 7, 2007, the Registrant issued a press release announcing a sweepstakes. A copy of the press release is attached hereto as Exhibit 99.3

Item 9.01 – Exhibits

(c) Exhibit.

Exhibit Number	Exhibit Title of Description
99.1	Internet Acquisition Group Press Release Announcing Increased Revenues, dated February 20, 2007.
99.2	Internet Acquisition Group Press Release Announcing Expanding Client Base, dated February 27, 2007.
99.3	Internet Acquisition Group Press Release Announcing Purchase Like a Pro Sweepstakes, dated March 7, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                INTERNET ACQUISITION GROUP, INC.

By:/s/Matt Lettau
Matt Lettau, Chief Executive Officer

Date: March 8, 2007